                                                                    EXHIBIT 23.1

                      Consent of Independent Accountants

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 14, 2002 relating to the financial statements, which appears in Compass Bancshares, Inc.'s Annual Report on Form 10-K/A (Amendment No. 1) for the year ended December 31, 2001, as filed on June 14, 2002.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama
December 16, 2002